                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     February 18, 2005
                                                     --------------------------

                                BRIGHTPOINT, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                           35-1778566
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                             46168
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 18, 2005 the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of Brightpoint, Inc. (the "Company"), took the following actions regarding its executive officers', including its Chief Executive Officer's, compensation for fiscal 2004 and 2005:

A. Award of 2004 Bonuses

Bonuses for the second half ("Unit 2") of 2004 for the Company's executive officers, including the Chief Executive Officer, were awarded, in part, based on the Company achieving certain predetermined profitability targets and metrics for Unit 2 and the full year established by the Committee earlier in the year relating to (i) income from continuing operations, (ii) return on invested capital, and (iii) certain strategic objectives. In addition, the Committee awarded to the executive officers, including the Chief Executive Officer, additional ("Discretionary") bonuses based on the Company's performance. The following table demonstrates the Unit 2 and Discretionary bonuses that were granted, as well as each individual's total bonus for 2004:

------------------------------------------- ----------     ----------------    ---------------------------------------
EXECUTIVE OFFICER                           Unit 2         Discretionary       Total Bonus for Fiscal 2004(1)
------------------------------------------- ----------     ----------------    ---------------------------------------
Robert J. Laikin, Chairman of the Board     $268,000       $170,000            $ 672,500
and Chief Executive Officer
------------------------------------------- ----------     ----------------    ---------------------------------------
J. Mark Howell, President, Brightpoint,     $ 82,000       $ 75,000            $ 228,750
Inc. and Brightpoint North America
------------------------------------------- ----------     ----------------    ---------------------------------------
Frank Terence, Executive Vice President,    $ 82,000       $ 50,000            $ 203,750
Chief Financial Officer and Treasurer
------------------------------------------- ----------     ----------------    ---------------------------------------
Steven E. Fivel, Executive Vice             $ 67,000       $ 45,000            $ 170,625
President, General Counsel and Secretary
------------------------------------------- ----------     ----------------    ---------------------------------------
Lisa M. Kelley, Senior Vice President,      $ 41,800       $ 65,000            $ 143,375
Chief Accounting Officer and Controller
------------------------------------------- ----------     ----------------    ---------------------------------------

(1) The total bonus figure includes amounts received by the executive officers with respect to the first half of 2004 (Unit 1).

B. Approval of Salary Increases for 2005.

The Committee approved the following Base Salary increases for the fiscal year ending December 31, 2005, effective as of January 1, 2005:

------------------------------------------------------------ ---------------------------------------------------------
EXECUTIVE OFFICER                                            NEW BASE SALARY FOR FISCAL 2005
------------------------------------------------------------ ---------------------------------------------------------
Robert J. Laikin, Chairman of the Board and Chief            $705,000
Executive Officer
------------------------------------------------------------ ---------------------------------------------------------
Frank Terence, Executive Vice President, Chief Financial     $410,000
Officer and Treasurer
------------------------------------------------------------ ---------------------------------------------------------
Steven E. Fivel, Executive Vice President, General Counsel   $350,000
and Secretary
------------------------------------------------------------ ---------------------------------------------------------
J. Mark Howell, President, Brightpoint, Inc. and             $420,000
Brightpoint North America
------------------------------------------------------------ ---------------------------------------------------------
Lisa M. Kelley, Senior Vice President, Chief Accounting      $225,000
Officer and Controller
------------------------------------------------------------ ---------------------------------------------------------

C. Executive Equity Program.

In connection with its administration of the Company's 2004 Long-Term Incentive Plan (the "Plan"), and in furtherance of the goals of the Plan, the Committee adopted a program (the "Executive Equity Program") pursuant to which the Company's executive officers, including its Chief Executive Officer, were granted options and other stock based awards in the form of restricted stock units ("RSUs") under, and in accordance with, the Plan. The number of options and RSUs granted to each executive officer was based on a target percentage of that executive's base salary, as follows:



------------------------------------------------------------ ---------------------------------------------------------
Position                                                     Target Equity Award (Up to % of Base Salary)
------------------------------------------------------------ ---------------------------------------------------------
Chief Executive Officer                                      125%
------------------------------------------------------------ ---------------------------------------------------------
Chief Financial Officer                                      100%
------------------------------------------------------------ ---------------------------------------------------------
General Counsel                                              100%
------------------------------------------------------------ ---------------------------------------------------------
President -- Americas                                        100%
------------------------------------------------------------ ---------------------------------------------------------
Chief Accounting Officer                                     50%
------------------------------------------------------------ ---------------------------------------------------------


The Plan grants made pursuant to the Executive Equity Program are subject to forfeiture, in whole or in part, prior to the first anniversary of the grant if the Company does not achieve certain performance goals weighted as follows: (i) income from continuing operations (up to 50%), (ii) return on invested capital (up to 20%) and (iii) strategic milestones (up to 30%). If any or all of the performance goals are not achieved, then the corresponding percentage of the options and RSUs granted would be forfeited. Those options and RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first anniversary of the grant, subject to, and in accordance with the Plan and the option and RSU agreements entered into between the Company and the grantee.

The following is a list of the options and other stock based awards in the form of RSUs the Committee awarded to the Company's executive officers, including its Chief Executive Officer under the Plan in connection with the Executive Equity
Program:

---------------------------------------- -------------------------------------- --------------------------------------
EXECUTIVE OFFICER                        OPTIONS                                RSUs
---------------------------------------- -------------------------------------- --------------------------------------
Robert J. Laikin, Chairman of the        51,300                                 18,700
Board and Chief Executive Officer
---------------------------------------- -------------------------------------- --------------------------------------
Frank Terence, Chief Financial Officer   25,100                                 9,200
---------------------------------------- -------------------------------------- --------------------------------------
Steven E. Fivel, Executive Vice          21,500                                 8,200
President, General Counsel and
Secretary
---------------------------------------- -------------------------------------- --------------------------------------
J. Mark Howell, President,               25,700                                 9,300
Brightpoint, Inc. and Brightpoint
North America
---------------------------------------- -------------------------------------- --------------------------------------
Lisa Kelley, Senior Vice President,      6,900                                  2,600
Chief Accounting Officer and Controller
---------------------------------------- -------------------------------------- --------------------------------------

The Committee granted certain officers of the Company the authority to execute option and RSU agreements in accordance with the terms of the Plan in connection with each of the grants above. A form of the executive option agreement is annexed hereto as Exhibit 10.1, and incorporated herein by reference. A form of the executive RSU agreement is annexed hereto as Exhibit 10.2, and incorporated herein by reference.



D. Approval of the 2005 Bonus Program

The Committee also established a 2005 bonus program for the Company's executive officers, including its Chief Executive Officer, which is based upon certain pre-established targets for: (i) income from continuing operations (up to 50%),
(ii) return on investment capital (up to 20%), and (iii) certain strategic objectives approved by the Committee (up to 30%). If all of these targets are reached, Mr. Laikin, the Company's Chief Executive Officer, will receive a cash bonus equal to 100% of his base salary and each of the other executive officers will receive a cash bonus equal to 50% of their respective base salaries as a bonus. If only certain of the targets are reached then the executive officers, including the Chief Executive Officer, would be entitled to receive the corresponding percentage of their potential bonus under the program. The Committee retains discretion to increase an award based on individual and Company performance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1     Form of Executive Option Agreement with forfeiture provision

         10.2 Form of Executive Restricted Stock Unit Agreement with forfeiture provision



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BRIGHTPOINT, Inc.
                                (Registrant)

                                By: /s/ Steven E. Fivel
                                   ---------------------------------------------
                                   Steven E. Fivel
                                   Executive Vice President and General Counsel

Date:  February 25, 2005